The Opal International Dividend Income ETF
(the “Fund”)
Ticker: IDVZ | Cboe BZX Exchange, Inc.
a series of Elevation Series Trust

Supplement dated December 23, 2024 to the Fund’s
Statement of Additional Information (“SAI”) dated December 14, 2024, as supplemented on December 20, 2024

The following table replaces in its entirety the similar table found in the "Creation Transaction Fee" section beginning on page 35 of the Fund’s SAI:

Fixed Creation Transaction Fee (In-Kind)	Fixed Creation Transaction Fee (Cash)	Maximum Variable Transaction Fee
$350	$100	0.02%

The following table replaces in its entirety the similar table found in the "Redemption Transaction Fee" section beginning on page 36 of the Fund’s SAI:

Fixed Redemption Transaction Fee (In-Kind)	Fixed Redemption Transaction Fee (Cash)	Maximum Variable Transaction Fee
$350	$100	0.02%

You should read this Supplement in conjunction with the Fund’s Prospectus and SAI each dated December 14, 2024. This Supplement provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This Supplement is available upon request and without charge by calling the Fund toll-free at 1-877-524-9155.

Please retain this Supplement for future reference.